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                                           UNITED STATES
                                  SECURITIES AND EXCHANGE COMMISSION
                                        Washington, D.C. 20549
                                               FORM 8-K

                                            CURRENT REPORT
                Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                    Date of Report (Date of earliest event reported): June 6, 2006

                                      THE PHOENIX COMPANIES, INC.
                        (Exact name of registrant as specified in its charter)

          Delaware                                   1-16517                             06-1599088
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  (State of incorporation)                  (Commission File Number)          (IRS Employer Identification No.)

        One American Row, Hartford, CT                                     06102-5056
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   (Address of principal executive offices)                                (Zip Code)

                                            (860) 403-5000
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                         (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01     Entry into a Material Definitive Agreement

     (a) On June 6, 2006, The Phoenix Companies, Inc. (the "Company") and its subsidiaries, Phoenix Life
Insurance Company ("Phoenix Life") and Phoenix Investment Partners, Ltd. ("PXP", and together with the Company and Phoenix Life, the "Borrowers") amended and restated the existing $150 million unsecured senior revolving credit facility, dated as of November 22, 2004 (the "Original Facility" and as so amended and restated, the
"Amended Facility"), between the Borrowers and a syndicate of banks arranged by Wachovia Capital Markets, LLC, as lead arranger. The terms of the Original Facility are described in a report on Form 8-K filed by the Company on November 23, 2004.

     The financing commitments under the Amended Facility will terminate on June 6, 2009. The Amended Facility also reflects amendments that, among other things, (i) eliminate the $750 million limit on aggregate indebtedness, (ii) modify certain covenants and other provisions to permit a monetization or securitization of the closed block of specified life and annuity policies established in the Plan of Reorganization of Phoenix
Home Life Mutual Insurance Company, and (iii) permit acquisitions and joint ventures which satisfy certain additional specified conditions. These conditions include, among other things, majority lender consent in the event the aggregate amount of consideration payable exceeds $400 million in respect of all acquisitions and joint ventures during the term of the agreement, excluding those to which the lenders have previously provided consent.

     Certain agent banks and lenders under the Amended Facility or their affiliates perform other services for the Company and its subsidiaries from time to time in the normal course of business, including but not limited to providing valuation, custodial, cash management and transfer agent services. The Company and its subsidiaries also provide certain investment advisory, distribution and administrative services to, and receive subadvisory services from, an affiliate of Harris Nesbitt Financing, Inc. The Company's and Phoenix Life's
director, Peter C. Browning, and the Company's and Phoenix Life's Chairman of the Board, President and Chief
Executive Officer, Dona D. Young, both serve as directors of Wachovia Corporation, an affiliate of Wachovia
Capital Markets, LLC and Wachovia Bank, National Association, the administrative agent and a lender under the
Amended Facility.

     The foregoing description of the material terms of the Amended Facility is qualified in its entirety by reference to the facility, a copy of which is attached hereto as Exhibit 10.1.

     (b) On June 8, 2006, the Compensation Committee of the Board of Directors, in accordance with the terms of
Company's 2003 Restricted Stock, Restricted Stock Unit and Long-Term Incentive Plan, determined to pay to all holders of restricted stock units that vested in February and March of 2006 dividend equivalents with respect to the cash dividend payable by the Company to shareholders of record on June 13, 2006. These restricted stock units vested based on applicable vesting schedules or as a result of the achievement of applicable performance criteria. However, due to legal requirements in connection with the Company's demutualization, the Company is not permitted to deliver the shares of common stock to the holders of these units until June 26, 2006. The
Compensation Committee accordingly determined that, under these circumstances, it would be appropriate and fair to pay dividend equivalents with respect to these units.

     The aggregate amount of the dividend equivalents payable with respect to these restricted stock units will be $99,701.62. A total of 46 employees will be entitled to receive the dividend equivalents. These employees include Dona D. Young ($34,875.04), Daniel T. Geraci ($13,281.62), Michael E. Haylon ($4,158.44), and James
Wehr ($1,213.17).

Item 9.01     Financial Statements and Exhibits

     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) Exhibits

         Exhibit No.         Description of Exhibit
         Exhibit 10.1        Credit Agreement, dated as of June 6, 2006, by and among The Phoenix Companies,
                             Inc., Phoenix Life Insurance Company, and Phoenix Investment Partners, Ltd., as
                             borrowers; Wachovia Bank, National Association, as administrative agent; The Bank of New York, as syndication agent; Harris Nesbitt Financing, Inc., JP Morgan Chase
                             Bank, N.A., and PNC Bank, National Association, as documentation agents; and the other lenders party thereto.

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                                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          THE PHOENIX COMPANIES, INC.

Date:  June 12, 2006                                      By:  /s/ Tracy L. Rich
                                                               -----------------
                                                               Tracy L. Rich
                                                               Executive Vice President and General Counsel

                                                   EXHIBIT INDEX

Exhibit No.          Description of Exhibit

10.1                 Credit Agreement, dated as of June 6, 2006, by and among The Phoenix Companies, Inc.,
                     Phoenix Life Insurance Company, and Phoenix Investment Partners, Ltd., as borrowers;
                     Wachovia Bank, National Association, as administrative agent; The Bank of New York, as syndication agent; Harris Nesbitt Financing, Inc., JP Morgan Chase Bank, N.A., and PNC
                     Bank, National Association, as documentation agents; and the other lenders party thereto.

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